FINANCIAL RESULTS J U L Y 2 0, 2 0 0 5 Second Quarter 2005

Second Quarter 2005 Earnings Investment Bank - weak trading results; strong fees Good momentum in Card Services, Treasury & Securities Services, Consumer & Small Business Banking and Asset & Wealth Management - double-or triple-digit earnings growth Merger saves on track to achieve $2.2bn run-rate by 4Q05 ($440mm cumulative in 2Q05) Wholesale and consumer credit quality remain strong Litigation reserves increased; Enron class-action litigation settled Capital strength with Tier 1 estimate of 8.2%

2Q05 Earnings - GAAP Comparison Non-Operating Charges (After-Tax)

2Q05 LOB Operating Earnings - GAAP Comparison

Proforma Discussion The proforma combined historical lines of business information presents the business segments of the company as if these segments had existed as of the earliest date indicated. For further information regarding the proforma combined historical financial information, including reconciliation to JPMC GAAP financial information, see information furnished pursuant to Regulation FD by JPMC on Form 8-K dated October 1, 2004, as amended on October 20, 2004, January 19, 2005, April 20, 2005 and July 20, 2005.

2Q05 Proforma Operating Performance Comparison 1 Operating basis excludes merger costs and non-operating litigation charges incurred in 2Q05, 1Q05 and 2Q04 and presents revenues and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Actual numbers for all periods, not over/under

LOB Operating Earnings - Proforma Comparison 1 Change from 2Q04 includes the impact of non-core portfolio actions related to the sale of Bank One's brokered home equity portfolio. The pre-tax impact was $74mm, the after-tax impact was $46mm. Excluding the impact of these actions the change versus 2Q04 would have been $88mm or 10%

Earnings down 40% YoY and 54% QoQ due to weak trading results IB fees remain strong Fixed income markets decline driven by weaker results in credit and interest rate markets Equity markets decline include a write-down in trading receivables and losses from a few concentrated client-driven positions Credit costs continue to benefit from strong credit quality and data refinements Increase in Comp/Rev ratio reflects current market conditions Investment Bank - Proforma Comparison 1 Actual numbers for all periods, not over/under 2 Average Trading and Credit Portfolio VAR Source: Thomson Financial

Retail Financial Services - Business Drivers Good momentum in growth initiatives Significant progress in legacy Chase branches 104 net new branches YoY 475 personal bankers added YoY 412 new ATMs YoY Duane Reade partnership Increase in credit card sales, up 81% YoY Lower mortgage originations YoY driven by market conditions Volume growth QoQ but with tighter production margins Continued growth in home equity across all channels led by branch originations

Retail Financial Services - Proforma Comparison 1 Change from 2Q04 excludes the impact of non-core portfolio actions related to the sale of Bank One's brokered home equity portfolio 2 Actual numbers for all periods, not over/under Core earnings up 10%1 YoY driven by continued momentum in Consumer & Small Business Banking and favorable MSR risk management performance Strong credit quality across all businesses Earnings flat QoQ due to absence of the tax-refund anticipation loan business lower Home Finance production revenue partially offset by lack of 1Q05 one-time items in Auto & Education Finance

Card Services - Proforma Comparison (Managed) 1Actual numbers for all periods, not over/under ROO of 2.56%, up 49bps YoY; earnings up 33% YoY despite litigation charge Revenues increased 3% YoY driven by higher loan balances and higher charge volume Managed margin down 30bps QoQ due to increased balances in their introductory period Credit quality remains strong despite the impact of new bankruptcy legislation Expenses up YoY and QoQ reflecting increased marketing spend and litigation charge partially offset by merger saves

Commercial Banking - Proforma Comparison 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities Earnings down 26% YoY driven by an increase in provision for credit losses Revenue growth of 4% YoY and 6% QoQ primarily driven by increased liability and loan balances, higher liability spreads and strong IB revenue, partially offset by lower loan spreads Middle Market revenue increased YoY and QoQ driven by TS and Lending revenue. Corporate Banking reflects increased IB revenue from prior quarter Credit costs reflect refinement in data used to estimate allowances. Credit quality remains strong Loans up YoY and QoQ primarily driven by strong growth in Middle Market

Treasury & Securities Services - Proforma Comparison 1 Actual numbers for all periods, not over/under 2 Includes deposits swept to on-balance sheet liabilities 3 Includes an estimated $400 billion of assets under custody from ITS as of 3/31/2005 Revenues up 16% YoY due to spread widening, balance growth, new business volume and the impact of the Vastera acquisition, partially offset by lower balance deficiency fees and lack of one- time gain on sale of business Revenues up 7% QoQ due to the strong dividend season in Europe and the impact of the Vastera acquisition Expenses up 12% QoQ primarily reflecting charges associated with the termination of a client contract coupled with the impact of the Vastera acquisition Liability balances increased 24% YoY. Assets under custody increased 19%3 YoY (excluding ITS assets under custody)

Asset & Wealth Management - Proforma Comparison 1 Actual numbers for all periods, not over/under Earnings up 49% YoY due to net asset inflows, higher deposit and loan balances and market appreciation Earnings up 3% QoQ due to net asset inflows, lower compensation expenses and credit costs, partially offset by the timing of performance fee contracts and lower tax preparation fees Net asset inflows driven by growth in equity and alternative assets, retail flows from third party distribution and growth in 401(k) Deposit balances up 10% YoY and loan balances up 7% YoY

Corporate - Proforma Comparison Private equity gains reflect the realization of two large investments Treasury results reflect impact of treasury portfolio repositioning Other Corporate down QoQ as retained expense for tech & ops and staff are offset with merger saves, vendor negotiations and productivity initiatives 1 Actual numbers for all periods, not over/under

Merger Milestones Chase card conversion (31mm accounts) Launch of corporate internet sites (6mm customers) Texas market integration (Estimated timeframe: 3Q05) and Tri-state market integration Lending platforms Deposit systems Check processing Retail channels Completed - 2005 YTD Upcoming 1/05 - Technology insourcing 1/05 - Merger of payroll & benefit systems 2/05 - Merger of mutual funds 4/05 - Trade finance 4/05 - Began roll-out of branding changes 5/05 - Treasury Services clearing conversions 5/05 - Strategic Data Center mainframe migration 7/05 - Document image archive conversion 7/05 - Private Bank custody conversion 7/05 - PCS brokerage conversion 7/05 - IB US treasuries migration

Outlook Investment Bank IB fee pipeline: continues to be strong Trading: expect better environment than 2Q Credit portfolio: lower gains from loan workouts and loan sales Credit: returning to normal over time Comp/Rev. ratio: based on current market conditions Retail Financial Services Margin: deposit margin pressure MSR hedging gains/losses: do not plan for ($272mm 1H05) Credit: stable with seasonal pattern Card Margin: fairly stable but competitive pressure Credit : stable next two quarters; bankruptcy & FFIEC Private Equity Expenses: modest increases in areas of investment

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, and in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004 of JPMorgan Chase each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).

APPENDIX 19

2Q05 Operating Results1 - Heritage JPMC Comparison JPMorgan Chase ($mm) Investment Bank ($mm) Retail Financial Services ($mm) Card Services (Managed, $mm) 1 Operating basis excludes merger costs and non-operating litigation charges incurred in 2Q05 and 2Q04 and presents revenues and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Actual numbers for all periods, not over/under.

2Q05 Operating Results1 - Heritage JPMC Comparison Commercial Banking ($mm) Treasury & Securities Services ($mm) Asset & Wealth Management ($mm) Corporate ($mm) 1 Operating basis excludes merger costs and non-operating litigation charges incurred in 2Q05 and 2Q04 and presents revenues and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Actual numbers for all periods, not over/under.